United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

January 20, 2015 (January 20, 2015)

Date of Report (Date of earliest event reported)

Overseas Shipholding Group, Inc.

(Exact Name of Registrant as Specified in Charter)

1-6479-1

Commission File Number

Delaware	13-2637623
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1301 Avenue of the Americas

New York, New York  10019

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 953-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Certain Officers; (c) Appointment of Certain Officers; (e) Compensatory Arrangements of Certain Officers

On January 20, 2015, Captain Ian T. Blackley was appointed by the Board of Directors of Overseas Shipholding Group, Inc. (the “Company”) as President and Chief Executive Officer of the Company, effective on that date, and in connection with that appointment, will no longer serve as Executive Vice President and Chief Operating Officer of the Company.

On January 20, 2015, in connection with Captain Blackley’s appointment as President and Chief Executive Officer of the Company, the Company entered into an employment agreement with Captain Blackley (the “Employment Agreement”), effective January 20, 2015. The Employment Agreement provides that the Company will pay Captain Blackley an annual salary of $675,000. In addition, the Employment Agreement provides that Captain Blackley is eligible to earn an annual bonus of 150% of his base salary and receive grants of equity awards. The Employment Agreement provides that Captain Blackley will receive a grant of stock options and restricted stock units with value equal to $2,500,000, which vest over the three year period following the date of grant (subject, in certain cases, to performance-based vesting requirements). The Employment Agreement provides that if Captain Blackley’s employment is terminated by the Company without cause or by Captain Blackley for good reason, in each case as defined in the Employment Agreement, Captain Blackley will be entitled to a pro-rata bonus for the year of termination, a payment equal to his target bonus for the year of termination and salary continuation payments for two years following termination. The Employment Agreement includes restrictive covenant provisions prohibiting solicitation of Company employees for two years following a separation from service and prohibiting competition with the Company for 18 months following a separation from service.

Henry P. Flinter, Head of the U.S. Flag Strategic Business Unit and Lois K. Zabrocky, Head of the International Flag Strategic Business Unit, will continue as heads of their respective business units, and will report directly to Captain Blackley.

Section 7 – Regulation FD

Item 7.01.	Regulation FD Disclosure.

On January 20, 2015, the Company issued a press release, which is attached hereto as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in that filing.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated January 20, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSEAS SHIPHOLDING GROUP, INC.
(Registrant)

Date: January 20, 2015	By	/s/ Rick Oricchio
Name: Rick Oricchio Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated January 20, 2015